EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Telefônica Brasil S.A.  (the “Company”) on Form 20-F for the fiscal year ended December 31, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Alberto Manuel Horcajo Aguirre, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securitie Exchange Act of 1934; and

(ii)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2014

By:	/s/ Alberto Manuel Horcajo Aguirre
	Name:	Alberto Manuel Horcajo Aguirre
	Title:	Chief Financial Officer